Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

12.    INCOME TAXES

Cayman Islands and BVI

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, neither Cayman Islands nor BVI withholding tax will be imposed.

Hong Kong

Under the Hong Kong tax laws, subsidiaries in Hong Kong are subject to the Hong Kong profits tax rate at 16.5% and they may be exempted from income tax on their foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Japan

Under the Japan tax laws, a company with paid-in capital in excess of JPY100 million was subject to a national corporate income tax rate of 25.5% up to March 31, 2015 and from April 1, 2015 the income tax rate has been reduced to 23.9%. A company with paid-in capital equal to JPY100 million or less will be taxed at a tax rate of 15% on the first JPY8 million and at 23.9% on the portion over JPY8 million from April 1, 2015. Local income taxes, which are local inhabitant tax and enterprise tax, are also imposed on corporate income. The resulting effective corporate income tax rates of the Company’s Japanese subsidiaries range from approximately 34% to 37%.

China

Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%. Preferential EIT rates at 15% and 10% are available for qualified “High and New Technology Enterprises” (“HNTEs”) and “Key Software Enterprise” (“KSE”). The HNTE certificate is effective for a period of 3 years and the KSE is subject to relevant governmental authorities’ assessment annually based on self-assessment supporting documents filed with the tax authorities each year.

Baidu Online enjoyed a reduced tax rate of 10% as a qualified KSE in 2014 and 2015. Baidu China also enjoyed a reduced tax rate of 10% as qualified KSE in 2015. Certain other PRC subsidiaries and VIEs, including Baidu Netcom, are qualified HNTEs and enjoy a reduced tax rate of 15% for the years presented, which will expire in 2017, 2018 or 2019. An entity must file required supporting documents with the tax authorities before using the preferential rates. Whether the entity is entitled to enjoy preferential rate as a KSE is subject to relevant governmental authorities’ assessment each year. An entity could re-apply for the HNTE certificate when the prior certificate expires. Historically, all of the Company’s subsidiaries and VIEs successfully re-applied for the certificates when the prior ones expired.

A certificate for the current year might be obtained in the following year as a result of the stringent inspection and approval process by the governmental authorities. The Company would record an income tax reversal in the year when the certificate is obtained for the over-paid or over-accrued provisional tax in connection with the grant of a more favorable tax rate for the prior year.

Under the current EIT Law, dividends for earnings derived from January 1, 2008 and onwards paid by PRC entities to any of their foreign non-resident enterprise investors are subject to a 10% withholding tax. A lower tax rate will be applied if tax treaty or arrangement benefits are available. Under the tax arrangement between the PRC and Hong Kong, the reduced withholding tax rate for dividends paid by PRC entities is 5% provided the Hong Kong investors meet the requirements as stipulated by relevant PRC tax regulations, such as the beneficiary owner test. Capital gains derived from PRC are also subject to a 10% PRC withholding tax.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in China as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2016, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

Income (loss) before income taxes consists of:

	For the years ended December 31,
	2014	2015	2016	2016
	RMB	RMB	RMB	US$
	(In thousands)
PRC	17,783,174	16,877,599	18,193,808	2,620,453
Non-PRC	(3,298,768)	21,029,024	(3,684,601)	(530,693)

	14,484,406	37,906,623	14,509,207	2,089,760

Except for the investment related gain recognized, the pre-tax losses from non-PRC operations consist primarily of operating costs, administration expenses, interest expenses and share-based compensation expenses.

Income taxes consist of:

	For the years ended December 31,
	2014	2015	2016	2016
	RMB	RMB	RMB	US$
	(In thousands)
Current income tax	2,942,173	3,213,638	3,461,853	498,612
Income tax refund due to reduced tax rate	(17,553)	—	(534,698)	(77,013)
Adjustments of deferred tax assets due to change in tax rates	28,146	79,947	(12,085)	(1,741)
Deferred income tax (benefit) expense	(721,594)	2,180,792	(1,476)	(213)

	2,231,172	5,474,377	2,913,594	419,645

The reconciliation of the actual income taxes to the amount of tax computed by applying the aforementioned statutory income tax rate to pre-tax income is as follows:

	For the years ended December 31,
	2014	2015	2016	2016
	RMB	RMB	RMB	US$
	(In thousands, except for per share data)
Expected taxation at PRC statutory tax rate	3,587,693	9,476,656	3,627,302	522,441
Effect of differing tax rates in different jurisdictions	676,663	(5,253,700)	735,566	105,944
Non-taxable income	(12,504)	(65,411)	(73,226)	(10,547)
Non-deductible expenses	123,245	165,264	114,534	16,496
Research and development super-deduction	(538,305)	(767,858)	(725,800)	(104,537)
Effect of PRC preferential tax rates and tax holiday	(1,897,184)	(1,547,392)	(1,851,421)	(266,660)
Effect of tax rate changes on deferred taxes	28,146	79,947	(12,085)	(1,741)
Over-accrued EIT for previous years	(153,121)	(248,673)	(519,631)	(74,842)
PRC withholding tax	—	2,470,733	282,838	40,737
Addition to valuation allowance	416,539	1,164,811	1,335,517	192,354

Taxation for the year	2,231,172	5,474,377	2,913,594	419,645

Effective tax rate	15.41%	14.44%	20.08%	20.08%
Effect of preferential tax rates inside the PRC on basic earnings per Class A and Class B ordinary share	53.61	44.31	53.41	7.69

The tax effects of temporary differences that gave rise to the deferred tax balances at December 31, 2015 and 2016 are as follows:

	As of December 31,
	2015	2016	2016
	RMB	RMB	US$
	(In thousands)
Deferred tax assets:
Provision for doubtful receivables	120,612	137,901	19,862
Accrued expenses, payroll and others	1,745,810	2,715,136	391,061
Fixed assets depreciation	19,659	26,421	3,805
Net operating loss carry-forward	1,320,496	1,727,031	248,744
Less: valuation allowance	(2,198,403)	(3,506,259)	(505,006)

Deferred tax assets, net	1,008,174	1,100,230	158,466

	As of December 31,
	2015	2016	2016
	RMB	RMB	US$
	(In thousands)
Deferred tax liabilities:
Long-lived assets arising from acquisitions	359,531	248,251	35,756
Withholding tax on PRC subsidiaries’ undistributed earnings	592,719	632,859	91,151
Withholding tax on capital gains derived from PRC	2,489,040	2,708,125	390,050

	3,441,290	3,589,235	516,957

As of December 31, 2016, the Company had net losses of approximately RMB16.50 billion (US$2.38 billion) deriving from entities in the PRC, Hong Kong and Japan. The net loss in the PRC and Japan can be carried forward for five years and nine years, respectively, to offset future net profit for income tax purposes. The net loss of entities in the PRC and Japan will begin to expire in 2018, if not utilized. The net loss in Hong Kong can be carried forward without an expiration date.

The Company evaluated its income tax uncertainty under ASC 740. ASC 740 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company elects to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income. As of and for the years ended December 31, 2015 and 2016, there was no significant impacts from tax uncertainty on the Company’s financial position and result of operations. The Company does not expect the amount of unrecognized tax benefits would increase significantly in the next 12 months. In general, the PRC tax authorities have up to five years to conduct examinations of the tax filings of the Company’s PRC subsidiaries. Accordingly, the PRC subsidiaries’ tax years of 2012 through 2016 remain open to examination by the respective tax authorities. The Company may also be subject to the examinations of the tax filings in other jurisdictions, which are not material to the consolidated financial statements.

The Company accrued withholding tax of RMB580.72 million for the potential remittance of earnings from the PRC subsidiaries to their offshore parent companies in the form of dividend distribution as of December 31, 2013, because the Company believes that the underlying dividends will be distributed in the future considering future merger and acquisition activities. The Company did not provide for additional deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries in 2014, 2015 and 2016 on the basis of its intent to permanently reinvest foreign subsidiaries’ earnings. As of December 31 2016, the total amount of undistributed earnings from the PRC subsidiaries for which no withholding tax has been accrued was RMB89.52 billion (US$12.89 billion). Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. In the case of its VIEs in the PRC, undistributed earnings were insignificant as of each of the balance sheet dates.